SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)   July 27, 1999
                                                           ----------------


                                 PP&L Resources, Inc.
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                (Exact name of registrant as specified in its charter)

               PENNSYLVANIA               1-11459             23-2758192
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          (State or other jurisdiction  (Commission         (IRS Employer
             of incorporation)          File Number)        Identification
                                                                  No.)



                                      PP&L, Inc.
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                (Exact name of registrant as specified in its charter)

               PENNSYLVANIA                1-905              23-0959590
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          (State or other jurisdiction  (Commission         (IRS Employer
             of incorporation)          File Number)        Identification
                                                                  No.)


               TWO NORTH NINTH STREET, ALLENTOWN, PA        18101-1179
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              (Address of principal executive offices)      (Zip Code)


          Registrants' telephone number, including area code  610-774-5151
                                                             --------------


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            (Former name or former address, if changed since last report.)

          ITEM 5.  OTHER EVENTS
                   ------------


               The following text is from a recent company news release relating to cash tender offers commenced by PP&L, Inc. for any and all of approximately $1.7 billion of 11 different series of its first mortgage bonds.

                       PP&L, INC. ANNOUNCES DEBT TENDER OFFERS
                       ---------------------------------------

               PP&L, Inc. today (7/27) commenced cash tender offers for any and all of about $1.7 billion of 11 series of its first mortgage bonds. PP&L, Inc. is a subsidiary of PP&L Resources, Inc. (NYSE:
          PPL).

               The company intends to reduce debt using the net proceeds from the sale of transition bonds, which is expected to be announced shortly.

               Under the terms of the tender offers, PP&L, Inc. is offering to purchase 10 of the series of mortgage bonds at prices based on the yield on the applicable United States Treasury reference security plus a fixed spread, in addition to paying accrued interest for the period up to but excluding the settlement date of the offers.

               Additionally, PP&L, Inc. is offering to purchase any or all of its 9 1/4 percent series bonds due 2019 (CUSIP No. 709051 BH
          8) at a fixed price of $1,026.30 per $1,000 principal amount plus accrued interest for the period up to but excluding the settlement date.

               To the extent that 9 1/4 percent bonds are not tendered and purchased pursuant to the Offer to Purchase, PP&L, Inc. intends to deposit cash with the mortgage bond trustee in the first quarter of 2000 pursuant to the maintenance and replacement fund provisions of PP&L, Inc.'s mortgage and to instruct the trustee to use that cash to redeem 9 1/4 percent bonds. Such redemption would be made at the special redemption price of 100 percent of the principal amount thereof being redeemed, plus accrued interest thereof, if any, to the redemption date.

               The following table sets forth for each series of mortgage bonds included in the tender offer -- other than the 9 1/4 percent series bonds -- its CUSIP number, title and maturity date, the aggregate principal amount outstanding, the applicable U.S. Treasury reference security and the fixed spread offered to its holders:

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          CUSIP          Series      Aggregate       Reference     Fixed
          Number         of First    Principal       Security      Spread
                         Mortgage    Amount          (United
                         Bonds       Outstanding     States
                                                     Treasury
                                                     Security)
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          709051 BJ 4    9 3/8%      $99,750,000     5.750%        .30%
                         due 2021                    due 6/01
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          709051 BM 7    8 1/2%      $150,000,000    6.500%        .45%
                         due 2022                    due 5/02
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          709051 BQ 8    7 7/8%      $200,000,000    5.500%        .60%
                         due 2023                    due 2/03
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          709051 BL 9    7 3/4%      $150,000,000    6.500%        .30%
                         due 2002                    due 5/02
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          709051 CC 8    7.70%       $200,000,000    5.500%        .65%
                         due 2009                    due 5/09
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          709051 CD 6    7 3/8%      $100,000,000    5.500%        .75%
                         due 2014                    due 5/09
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          709051 CA 2    7.30%       $150,000,000    5.875%        .75%
                         due 2024                    due 2/04
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          709051 BN 5    6 7/8%      $100,000,000    5.500%        .35%
                         due 2003                    due 2/03
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          709051 CB 0    6 7/8%      $150,000,000    5.875%        .40%
                         due 2004                    due 2/04
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          709051 BY 1    6 3/4%      $150,000,000    5.750%        .70%
                         due 2023                    due 8/03
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               The tender offer for each series of bonds will expire at 5
          p.m. New York City time on Tuesday, Aug. 10, 1999, unless extended or terminated by PP&L, Inc.

               The tender offers are dependent upon certain conditions -- including completion of the sale of transition bonds -- and PP&L, Inc. is under no obligation to accept tendered securities for payment. Full details of the terms and conditions of the tender offers are included in the company's Offer to Purchase dated July 27, 1999.

               Morgan Stanley Dean Witter (800-624-1808) and Banc One Capital Markets, Inc. (877-810-9199) are acting as joint dealer managers for the tender offers. Holders who have any questions should contact either of the joint dealer managers at these telephone numbers or Innisfree, Inc., the information agent, at 888-750-5834.

               This press release is not an offer to purchase the securities. The tender offers are made only pursuant to the offering documents.

               PP&L, Inc., a subsidiary of PP&L Resources, Inc., generates electricity; provides electric delivery services to 1.3 million customers in eastern and central Pennsylvania; and trades or markets wholesale energy in the United States and Canada.

                                      SIGNATURE

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                        PP&L RESOURCES, INC.
                                        PP&L, INC.


                                        By:   /s/ James E. Abel
                                             -----------------------------
                                             Vice President - Finance
                                                  and Treasurer


          Date:  July 28, 1999